The date of this supplement is March 31, 2008.

F70-041 3/31/08

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T. Rowe Price GNMA Fund

Supplement to prospectus dated October 1, 2007

T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit GNMA Fund

Supplement to prospectus dated March 1, 2008

To reflect the retirement of Connice A. Bavely as chairman of the funds` advisory committees, the Portfolio Management paragraphs in Section 3 of the prospectuses are amended as follows:

Effective April 1, 2008, Andrew McCormick will replace Ms. Bavely as chairman of the Investment Advisory Committees for the GNMA and Summit GNMA Funds. Mr. McCormick joined T. Rowe Price in 2008 and has been managing investments since 1995. Prior to joining the firm, he was the Chief Investment Officer of IMPAC Mortgage Holdings (2006) and a senior portfolio manager for Avenue Capital Group (2005). From 1995-2005, he was with the Federal National Mortgage Association (Fannie Mae) where he ultimately served as Senior Vice President, Portfolio Transactions. Mr. McCormick will also replace Ms. Bavely as president of the GNMA Fund and executive vice president of the Summit Funds.